Property, Plant and Equipment, Net	6 Months Ended
Jun. 30, 2018
Property, Plant and Equipment, Net [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 5 – PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	As of	As of
	June 30, 2018	December 31, 2017
Property and Buildings	$23,641,441	$23,767,731
Leasehold improvement	1,853,648	1,862,388
Machinery and equipment (1)	33,953,547	33,003,239
Automobiles	1,004,865	1,021,208
Office and electric equipment	1,056,912	1,032,454
Subtotal	61,510,413	60,687,020
Construction in progress	8,036,555	2,570,442
Less: accumulated depreciation	(17,045,055)	(14,778,850)
Property and equipment, net	$52,501,913	$48,478,612

(1)	A total amount of $12,239,859 machinery was related to the sale leaseback transaction (see Note 10).

Depreciation expense was $2,597,692 and $1,589,051 for the six months ended June 30, 2018 and 2017, respectively.

Construction in progress represents costs of construction incurred for the Company’s new plant and equipment. The Company started the first phase of the construction for its facility expansion in China (“Phase I”) in April 2016 in China. For the year ended December 31, 2017, construction in progress of approximately $19.3 million was completed and was transferred to property, plant and equipment for Phase I.

In the beginning of August 2017, the Company started its second phase of the construction for its facility expansion in China (“Phase II”). Phase II includes construction of a new plant, an office building and two dormitory buildings. The construction is expected to be completed by the end of 2018 and the total construction cost of Phase II is estimated to be $11 million. The Company expects to fulfill the payments using cash generated from operating activities and additional loans borrowed from local banks in case any shortage of cash on hand in the future.